UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

April 13, 2017

J.Crew Group, Inc.

(Exact name of registrant as specified in its charter)

Commission File Number: 333-175075

Delaware	22-2894486
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

770 Broadway

New York, NY 10003

(Address of principal executive offices, including zip code)

(212) 209-2500

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

On April 11, 2017, J. Crew Operating Corp. (the “Company”) entered into confidentiality agreements (the “Confidentiality Agreements”) with certain holders (the “Ad Hoc PIK Noteholders”) of the 7.75%/8.50% Senior PIK Toggle Notes due May 1, 2019 (the “PIK Notes”) issued by Chinos Intermediate Holdings A, Inc. (the “Issuer”), an indirect parent holding company of the Company, regarding potential transactions to enhance its capital structure.  On April 13, 2017, the Company made a proposal to the Ad Hoc PIK Noteholders, which proposal is attached as Exhibit 99.1 (the “Company’s Proposal”).  On April 13, 2017, the Ad Hoc PIK Noteholders made a counterproposal to the Company, which is attached as Exhibit 99.2 (the “Ad Hoc PIK Noteholders’ Counterproposal,” and together with the Company’s Proposal, the “Confidential Information”).  The Confidentiality Agreements have expired and no agreement has been reached among the parties.  There are no further discussions scheduled at this time.

The Confidential Information was not prepared with a view toward public disclosure and should not be relied upon to make an investment decision with respect to the Company or the Issuer. The inclusion of the Confidential Information should not be regarded as an indication that the Company or its affiliates or representatives consider the Confidential Information to be a reliable prediction of future events, and the Confidential Information should not be relied upon as such. Neither the Company nor any of its affiliates or representatives has made or makes any representation to any person regarding the ultimate outcome of any potential restructuring transaction involving the PIK Notes, and none of them undertakes any obligation to publicly update the Confidential Information to reflect circumstances existing after the date when the Confidential Information was made or to reflect the occurrence of future events, even in the event that any or all of the assumptions underlying the Information are shown to be in error.

The information in this report under Item 7.01 shall not be deemed to be “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, and shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.	Description

99.1	Company’s Proposal, dated April 13, 2017
99.2	Ad Hoc PIK Noteholders Counterproposal, dated April 13, 2017

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

J.CREW GROUP, INC.

Date: April 14, 2017	By:	/s/ MICHAEL J. NICHOLSON
Michael J. Nicholson
President, Chief Operating Officer and Chief Financial Officer

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